                                                                    Exhibit 10.4

FINAL VERSION

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                               GUARANTEE AGREEMENT

                           Dated as of April 28, 2006

                                       By

                   SANDERSON FARMS, INC. (PROCESSING DIVISION)

                       Re: $50,000,000 6.12% Senior Notes
                               Due April 28, 2016

                                       of

                              SANDERSON FARMS, INC.

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                                TABLE OF CONTENTS

SECTION                                   HEADING                           PAGE
-------                                   -------                           ----
Parties..................................................................     1

Recitals.................................................................     1

SECTION 1.      DEFINITIONS..............................................     1

SECTION 2.      GUARANTEE OF NOTES AND NOTE AGREEMENT....................     2

SECTION 3.      GUARANTEE OF PAYMENT AND PERFORMANCE.....................     2

SECTION 4.      GENERAL PROVISIONS RELATING TO THE GUARANTEE.............     3

SECTION 5.      REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR..........     7

SECTION 6.      GUARANTOR COVENANTS......................................     9
   Section 6.1. Payment of Taxes and Claims..............................     9
   Section 6.2. Maintenance of Properties, Etc...........................     9

SECTION 7.      JUDGMENTS................................................    10

SECTION 8.      NOTICES..................................................    11

SECTION 9.      AMENDMENTS AND MODIFICATIONS; SOLICITATION OF
                   NOTEHOLDERS...........................................    11

SECTION 10.     PROCEEDS.................................................    12

SECTION 11.     MISCELLANEOUS............................................    12

Signatures...............................................................    14

                               GUARANTEE AGREEMENT

                       Re: $50,000,000 6.12% Senior Notes
                               Due April 28, 2016

                                       of

                              SANDERSON FARMS, INC.

     This GUARANTEE AGREEMENT (the or this "Guarantee") is dated as of April 28, 2006, by Sanderson Farms, Inc. (Processing Division), a corporation organized under the laws of Mississippi (the "Guarantor").

                                    RECITALS:

     A. The Guarantor is a Subsidiary of Sanderson Farms, Inc., a Mississippi corporation (the "Company").

     B. The Company has entered into the Note Purchase Agreement dated as of April 28, 2006 (the "Note Purchase Agreement") between the Company and each of the Purchasers named on Schedule A attached to the Note Purchase Agreement (together with their successors and assigns, the "Noteholders"), providing for, among other things, the issue and sale by the Company to the Noteholders of $50,000,000 aggregate principal amount of its 6.12% Senior Notes, due April 28, 2016 (the "Notes").

     C. Pursuant to Sections 2.2 and 9.7 of the Note Purchase Agreement, upon which the Noteholders relied at the time of the original issuance of the Notes, and upon which each subsequent holder of the Notes relied at the time of its subsequent acquisition of the Notes, the Company is required to cause the Guarantor to enter into this Guarantee as a condition to the Noteholders' purchase of the Notes.

     D. The Guarantor is part of an affiliated group of corporations with the Company and will receive substantial direct and indirect benefit by reason of the original issue and sale by the Company of the Notes.

     NOW, THEREFORE, in consideration of the premises and in further consideration of the sum of Ten Dollars ($10.00) paid to the Guarantor by the Noteholders, the receipt whereof is hereby acknowledged, the Guarantor does hereby covenant and agree as follows:

SECTION 1. DEFINITIONS.

     Unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned thereto in the Note Purchase Agreement and such definitions shall be equally applicable to both the singular and plural forms of any of the terms so defined.

SECTION 2. GUARANTEE OF NOTES AND NOTE AGREEMENT.

     (a) Subject to SECTION 2(B) below, the Guarantor does hereby irrevocably, absolutely and unconditionally guarantee unto the Noteholders (i) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (ii) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or observed by the Company under the terms of the Notes and the Note Purchase Agreement, and (iii) the full and prompt payment, upon demand by any Noteholder of all costs and expenses paid to third parties, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or the Note Purchase Agreement or in the protection or enforcement of any rights, privileges or liabilities under this Guarantee or in any consultation or action in connection therewith or herewith and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or the Note Purchase Agreement or any of the terms thereof or of any other like circumstance or circumstances.

     (b) The obligations of the Guarantor hereunder shall be limited to the lesser of (i) the obligations of the Company guaranteed hereunder, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent the Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

SECTION 3. GUARANTEE OF PAYMENT AND PERFORMANCE.

     This is a guarantee of payment and performance and the Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Purchase Agreement be brought against the Company or that resort be had to any direct or indirect security for the Notes or for this Guarantee or any other remedy. Any Noteholder may, at its option, proceed hereunder against the Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guarantee or any other remedy. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Noteholder of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company or any other Person to any Noteholder or by any failure, delay, neglect or omission by the

Noteholder to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Noteholder.

SECTION 4. GENERAL PROVISIONS RELATING TO THE GUARANTEE.

     (a) The Guarantor hereby consents and agrees that any Noteholder or Noteholders from time to time, with or without any further notice to or assent from the Guarantor, may, without in any manner affecting the liability of the Guarantor under this Guarantee, upon such terms and conditions as any such Noteholder may deem advisable:

          (i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other instruments and, subject to SECTION 10(A), this Guarantee; or

          (ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes; or

          (iii) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes.

     The Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Guarantor shall at all times be bound by this Guarantee and remain liable hereunder.

     (b) The Guarantor hereby waives, to the fullest extent permitted by law:
(i) notice of acceptance of this Guarantee by the Noteholders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Noteholders upon this Guarantee (it being understood that every indebtedness, liability and obligation described in SECTION 1 shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guarantee); (ii) demand of payment by any Noteholder from the Company or any other Person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (iii) presentment for the payment by any Noteholder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guarantor. The obligations of the Guarantor under this Guarantee and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

     (c) The obligations of the Guarantor hereunder shall be binding upon the Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

               (i) the genuineness, validity, regularity or enforceability of the Notes, the Note Purchase Agreement or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on the Notes or under the Note Purchase Agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or execute and deliver the Note Purchase Agreement or to perform any of its obligations thereunder or the existence or continuance of the Company or any other Person as a legal entity; or

               (ii) any default, failure or delay, willful or otherwise, in the performance by the Company or any other Person of any obligations of any kind or character whatsoever of the Company or any other Person (including, without limitation, the obligations and undertakings of the Company or any other Person under the Notes or the Note Purchase Agreement); or

               (iii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any other Person or in respect of the property of the Company or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company or any other Person; or

               (iv) impossibility or illegality of performance on the part of the Company or any other Person of its obligations under the Notes, the Note Purchase Agreement or any other instruments; or

               (v) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

               (vi) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Guarantee, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

               (vii) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Purchase Agreement or any instrument relating thereto; or

               (viii) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guarantee; or

               (ix) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of Default and of nonpayment, any failure to give notice to the Guarantor of failure of the Company or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes or the Note Purchase Agreement or failure to resort for payment to the Company or any other Person or to any other guarantee or to any property, security, Liens or other rights or remedies; or

               (x) the acceptance of any additional security or other guarantee, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes or the Note Purchase Agreement, or the sale, release, substitution or exchange of any security for the Notes; or

               (xi) any defense whatsoever that the Company or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment in cash thereof, or to the performance or observance of any of the provisions of the Note Purchase Agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

               (xii) any act or failure to act with regard to the Notes, the Note Purchase Agreement or anything which might vary the risk of the Guarantor; or

               (xiii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the obligations of the Guarantor under this Guarantee;

provided, that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guarantee that the obligations of the Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided and all other sums due and payable under the Note Purchase Agreement, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreement, as amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall Default under the terms of the Notes or the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given Default or Defaults by the Company under the Notes or the Note Purchase Agreement, this Guarantee shall remain in full force and effect and shall apply to each and every subsequent Default.

     (d) Subject to the provisions of the Note Purchase Agreement, all rights of any Noteholder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantor under this Guarantee or the Company.

     (e) To the extent of any payments made under this Guarantee, the Guarantor shall be subrogated to the rights of the Noteholder upon whose Note such payment was made, but the Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any Noteholder for which full payment has not been made or provided for and, to that end, the Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Guarantor in accordance with the provisions of this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder or Noteholders against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right unless and until 366 days after all of the Notes, and all other sums due and payable under the Note Purchase Agreement, have been fully paid and discharged. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under the Note Purchase Agreement and this Guarantee, such amounts shall be held in trust for the benefit of the Noteholders and shall forthwith be paid to the Noteholders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreement and this Guarantee, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement and that the waiver set forth in this subsection is knowingly made as a result of the receipt of such benefits.

     (f) The Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantor's obligations hereunder, as if said payment had not been made. The liability of the Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Noteholder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

     (g) No Noteholder shall be under any obligation (i) to marshal any assets in favor of the Guarantor or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantor hereunder or (ii) to pursue any other remedy that the Guarantor may or may not be able to pursue itself and that may lighten the Guarantor's burden or any right to which the Guarantor hereby expressly waives.

     (h) The obligations of the Guarantor with respect to the Guarantee and all other obligations under this Guarantee of the Guarantor are direct and unsecured obligations of the Guarantor ranking pari passu as against the assets of the Guarantor and pari passu with all other present and future Debt of the Guarantor (actual or contingent) which is not expressed to be subordinated or junior in rank to any other Debt of the Guarantor (except to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Purchase Agreement securing other Debt).

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

     The Guarantor represents and warrants to you as follows:

          (a) Organization; Power and Authority'; The Guarantor,

          (i) is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation,

          (ii) has all legal and corporate power and authority to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted,

          (iii) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates and permits, in the aggregate, will not have a material adverse effect on the business, prospects, properties or condition (financial or otherwise) of the Guarantor or on its ability to perform its obligations set forth herein, and

          (iv) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign corporation, in each state where the failure to be so qualified or licensed and authorized and in good standing would have a material adverse effect on the business, prospects, properties or condition (financial or otherwise) of the Guarantor or on its ability to perform its obligations set forth herein.

          (b) Authorization, etc. The execution and delivery of this Guarantee by the Guarantor and compliance by the Guarantor with all of the provisions of this Guarantee:

               (i) is within the corporate powers of the Guarantor; and

               (ii) is legal with respect to, and does not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Guarantor under the provisions of, any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it or any of its property may be bound; and

               (iii) does not conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any subsidiary thereof; and

               (iv) does not violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any subsidiary thereof.

          (c) Obligations Are Enforceable. This Guarantee has been duly authorized by all necessary action on the part of the Guarantor, has been executed and delivered by duly authorized officers of the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except that the enforceability of this Guarantee may be:

               (i) limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally; and

               (ii) subject to the availability of equitable remedies.

          (d) Governmental Consent. Neither the nature of the Guarantor, or of any of its businesses or properties, nor any relationship between the Guarantor and any other Person, nor any circumstance in connection with the execution and delivery of this Guarantee, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of the Guarantor as a condition to the execution and delivery of this Guarantee.

          (e) Pari Passu. All obligations of the Guarantor under this Guarantee are direct and unsecured obligations of the Guarantor ranking pari passu as against the assets of the Guarantor and pari passu with all other existing unsecured Debt of the Guarantor (actual or contingent) which is not expressed to be subordinated or junior in rank to any other unsecured Debt of the Guarantor (except to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Purchase Agreement securing other Debt).

SECTION 6. GUARANTOR COVENANTS.

     Section 6.1. Payment of Taxes and Claims. The Guarantor will, and will cause each of its subsidiaries to, pay before they become delinquent,

          (a) all taxes, assessments and governmental charges or levies imposed upon it or its property, and

          (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons that, if unpaid, might result in the creation of a Lien upon its property,

provided, that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings as long as adequate book reserves have been established and maintained and exist with respect thereto.

     Section 6.2. Maintenance of Properties, Etc. The Guarantor will, and will cause each of its subsidiaries to,

          (a) Property -- maintain all of its material properties necessary or useful in the business of the Guarantor in good condition, and make all necessary renewals, replacements, additions, betterments and improvements thereto; provided, however, that nothing in this SECTION 6.2(A) shall prevent the Guarantor or any Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of

               (i) the management of the Guarantor, in respect of any property or group of related properties having a book value or fair market value of less than one million dollars ($1,000,000), or

               (ii) the Board of Directors of the Guarantor, in respect of any property or group of related properties having a book value or fair market value of one million dollars ($1,000,000) or more, desirable in the conduct of such business and not disadvantageous in any material respect to the holders of the Notes;

          (b) Insurance -- maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types (including, without limitation, insurance with respect to losses arising out of property loss or damage, public liability, business interruption (to the extent currently carried), larceny, workers' compensation, embezzlement or other criminal misappropriation) as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated and in such amounts as the Guarantor reasonably believes is prudent and customary within the industry;

          (c) Financial Records -- keep true books of records and accounts in which full and correct entries shall be made of all its business transactions and which will permit the provision of accurate and complete financial statements in accordance with generally accepted accounting principles;

          (d) Corporate Existence and Rights -- do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises, except as permitted by Section 10.6 of the Note Purchase Agreement, and

          (e) Compliance with Law -- not be in violation of any law, ordinance or governmental rule or regulation to which it is subject (including, without limitation, any Environmental Laws) and not fail to obtain any license, certificate, permit, franchise or other governmental authorization necessary to the ownership of its properties or to the conduct of its business if such violation or failure to obtain would have a material adverse effect on

               (i) the business, prospects, properties or condition (financial or otherwise) of the Guarantor and its subsidiaries, taken as a whole, or

               (ii) the ability of the Guarantor to perform its obligations set forth herein.

SECTION 7. JUDGMENTS.

     The Guarantor agrees that any payment made by the Guarantor to any Noteholder or for the account of any such Noteholder in respect of any amount required to be paid by the Guarantor in lawful currency of the United States of America, which payment is made in any currency other than lawful currency of the United States of America, whether pursuant to any judgment or order of the court or tribunal or otherwise, shall constitute a discharge of the obligations of the Guarantor only to the extent of the amount of lawful currency of the United States of America which may be purchased with such other currency on the day of payment. The Guarantor covenants and agrees that it shall, as a separate and independent obligation, which shall not be merged in any such judgment or order, pay or cause to be paid the amount not so discharged and required to be paid in lawful currency of the United States of America.


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

SECTION 8. NOTICES.

     All communications provided for herein shall be in writing, and (a) if to the Company or the Guarantor, delivered or mailed prepaid by registered or certified mail or express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), or (b) if to any Noteholder, delivered or mailed prepaid by express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), in any case at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this SECTION 8:

          If to any Noteholder:          To its address for notices appearing in
                                         Schedule A to the Note Purchase
                                         Agreement

          If to the Guarantor:           Sanderson Farms, Inc.
                                         (Processing Division)
                                         c/o Sanderson Farms, Inc.
                                         127 Flynt Road
                                         Laurel, MS 39443
                                         Attn: D. Michael Cockrell,
                                               Chief Financial Officer

          If to the Company:             Sanderson Farms, Inc.
                                         225 North 13th Avenue
                                         Laurel, Mississippi 39440
                                         Attn.: D. Michael Cockrell,
                                                Chief Financial Officer

          If to the Company by:          Sanderson Farms, Inc.
          United States Mail             P.O. Box 988
                                         Laurel, Mississippi 39441-0988
                                         Attn: D. Michael Cockrell,
                                               Chief Financial Officer

          In each case with a copy to:   Wise Carter Child & Caraway, P.A.
                                         401 East Capital Street, Suite 600
                                         P. O. Box 651
                                         Jackson, Mississippi 39205
                                         Attention: Henry Chatham, Esq.

SECTION 9. AMENDMENTS AND MODIFICATIONS; SOLICITATION OF NOTEHOLDERS.

     (a) This Guarantee may only be amended and/or modified by an instrument in writing signed by the Guarantor and by the Noteholder or Noteholders of at least fifty-one percent (51%) in aggregate principal amount of the Notes then outstanding; provided, that without the written consent of the Noteholders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will reduce the scope of the guarantee set forth in this Guarantee or amend the requirements of SECTIONS 2, 3, 4 or 7 hereof or amend this SECTION 9. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

     (b) The Guarantor agrees that it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guarantee, the Note Purchase Agreement or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Guarantor and shall be afforded the opportunity of considering the same for a period of not less than 30 days and shall be supplied by the Guarantor with a brief statement regarding the reasons for any such proposed waiver or amendment, a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Noteholder shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this SECTION 9 shall be delivered by the Guarantor to each Noteholder of outstanding Notes within 30 days following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of the outstanding Notes. The Guarantor agrees that it will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Guarantee, the Note Purchase Agreement or the Notes unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 10. PROCEEDS.

     Each beneficiary of this Guarantee by its execution and acceptance hereof agrees that any proceeds recovered hereunder will be shared pro rata among each beneficiary hereunder or under any other guarantee of the Guarantor.

SECTION 11. MISCELLANEOUS.

     (a) No remedy herein conferred upon or reserved to any Noteholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guarantee now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Noteholder to exercise any remedy reserved to it under the guarantee, it shall not be necessary for such Noteholder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required; provided, that upon request such Noteholder shall provide an affidavit attesting to its exclusive ownership of its Notes.

     (b) In case any one or more of the provisions contained in this Guarantee shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     (c) This Guarantee shall be binding upon the undersigned Guarantor and its respective successors and assigns and shall inure to the benefit of each Noteholder and its successors and assigns so long as its Note remains outstanding and unpaid.

     (d) The Guarantor hereby agrees that the obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the indebtedness guaranteed hereby.

     (E) THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL ILLINOIS LAW.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed by an authorized officer as of the 28th day of April, 2006.

                                        SANDERSON FARMS, INC.
                                        (PROCESSING DIVISION)


                                        By /s/ D.M. Cockrell
                                           -------------------------------------
                                        Name: D. Michael Cockrell
                                        Title: Chief Financial Officer and
                                               Treasurer
                                               ---------------------------------


Acknowledged By:

SANDERSON FARMS, INC.


By /s/ D.M. Cockrell
   ----------------------------------
Name: D. Michael Cockrell
Title: Chief Financial Officer and
       Treasurer
       ------------------------------